EXHIBIT 24.1

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Joseph M. Cahill as his true and lawful attorney-in-fact and agent with full and several power of substitution for him and in his name, place, and stead, and in any and all capacities, to sign any and all registration statements relating to deferred compensation obligations of Riggs National Corporation to be issued under the Riggs National Corporation Executive Deferred Compensation Plan, and any and all amendments, including pre-effective and post-effective amendments thereto, and any registration statements filed pursuant to General Instruction E to Form S-8 in respect thereof, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing appropriate or necessary to be done as fully and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney in the capacities and on the dates indicated.

Name                                                Title                                  Date
----                                                -----                                  ----

/S/ ROBERT L. ALLBRITTON                            Chairman of the Board and Chief        December 4, 2001
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Robert L. Allbritton                           Executive Officer
                                                    (Principal Executive Officer)

/s/ JOE L. ALLBRITTON                               Senior Chairman of the Board           December 4, 2001
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    Joe L. Allbritton

/S/ ROBERT L. SLOAN                                 Vice Chairman of the Board             December 4, 2001
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    Robert L. Sloan

/S/ TIMOTHY C. COUGHLIN                             President, Director                    December 4, 2001
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    Timothy C. Coughlin

/S/ STEVEN T. TAMBURO                               Treasurer                              December 4, 2001
----------------------------------------------      (Chief Financial and Accounting
    Steven T. Tamburo                                Officer)

Name                                                Title                                  Date
----                                                -----                                  ----

/S/ J. CARTER BEESE. JR.                            Director                               December 4, 2001
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    J. Carter Beese, Jr.

/S/ CHARLES A. CAMALIER, III                        Director                               December 4, 2001
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    Charles A. Camalier, III

/S/ LAWRENCE I. HEBERT                              Director                               December 4, 2001
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    Lawrence I. Hebert

/S/ STEVEN B. PREIFFER                              Director                               December 4, 2001
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    Steven B. Pfeiffer

/S/ JACK VALENTI                                    Director                               December 4, 2001
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    Jack Valenti

/S/ WILLIAM L. WALTON                               Director                               December 4, 2001
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    William L. Walton

/S/ EDDIE N. WILLIAMS                               Director                               December 4, 2001
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    Eddie N. Williams